UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2023, the Board of Directors (the “Board”) of Forward Air Corporation (the “Company”) approved amended and restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective as of such date. In connection with the Securities and Exchange Commission’s adoption of Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rule”) and a periodic review of the Bylaws by the Company, the Amended and Restated Bylaws, were amended to, among other things, ensure consistency with the Universal Proxy Rule, including to:

•clarify that all proposing shareholders must comply with the Universal Proxy Rule in connection with the nomination of any person for election to the Board or the solicitation of proxies in connection therewith;
•provide that any proxies received for disqualified or withdrawn Board nominees will be treated as abstentions;
•require additional information, representations and disclosures from proposing shareholders in respect of proposed business to be transacted at an annual meeting and requiring such proposing shareholder to appear in person or by proxy at the annual meeting;
•restrict the number of nominees a shareholder may nominate for election at a meeting to the number of directors to be elected at the applicable meeting;
•add a requirement that a shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of their nominees from the holders of at least 67% of the outstanding shares of the Company’s common stock and deliver reasonable evidence of compliance with the requirements of the Universal Proxy Rule at least seven business days before the applicable meeting; and
•require that any shareholder submitting a nomination notify the Company within two business days if such shareholder no longer intends to solicit proxies.

This description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit
3.1	Amended and Restated Bylaws of Forward Air Corporation.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: February 13, 2023	By:	/s/ Thomas Schmitt
Thomas Schmitt President and Chief Executive Officer